Exhibit 10.16

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

June 28, 2018

RTI Surgical, Inc.

11621 Research Circle

Alachua, Florida 32615

Attn: Chief Financial Officer

Re:    Letter Agreement re: Marketing Approval in [****]

To Whom It May Concern:

Reference is made to (i) the Exclusive Distribution Agreement made and entered into between Biomet 3i LLC (‘ZBD’) and RTI Surgical, Inc. (‘RTI’) as of September 30, 2010 (as amended, the ‘Distribution Agreement’), and (ii) the letter agreement dated January 31, 2017, between ZBD to RTI concerning, among other things, Marketing Approvals in [****] (the ‘2017 Letter Agreement’). Defined terms that are used but not defined in this letter agreement shall have the meanings given to them in the 2017 Letter Agreement.

The Parties hereby agree that paragraph 1 in the 2017 Letter Agreement (with the heading ‘Marketing Approval in [****]) is null and void, and that the Parties are hereby released from any obligations set forth in such paragraph including, without limitation, RTI’s obligations to seek Marketing Approvals for the Subject Implants in [****], and ZBD’s obligation to reimburse RTI for certain costs and expenses in connection therewith. The Parties may, but shall not be required to, reevaluate at a later date opportunities for seeking Marketing Approvals for the Subject Implants in [****].

Except as specifically set forth above, the 2017 Letter Agreement and the Distribution Agreement shall remain in full force and effect and are hereby ratified and confirmed. This letter agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to its choice of law rules.

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Signatures appear on following page]

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

If the provisions above are acceptable to RTI, please execute this letter agreement in the space below and return a signed copy to ZBD.

Sincerely,

Biomet 3i LLC

By:	/s/ C.M. Jayashankar

Name:	C.M. Jayashankar

Title:	Marketing Director

Date:	June 29, 2018

Acknowledged and agreed:

RTI Surgical, Inc.

By:	/s/ Olivier M. Visa

Name:	Olivier M. Visa

Title:	Vice President OEM, Sports and Donor Services

Date:	July 9, 2018

cc:	Corporate Counsel
RTI Surgical, Inc.
11621 Research Circle
Alachua, FL 32615